EXHIBIT 10.15

TWELFTH
AMENDMENT
TO THE
MANAGEMENT AGREEMENT

This Twelfth Amendment (this “Twelfth Amendment”) to that certain Management Agreement dated January 25, 2008 as amended by the Amendment to the Management Agreement, dated April 30, 2008, as further amended by the Second Amendment to the Management Agreement, dated May 30, 2008, as further amended by the Third Amendment to the Management Agreement, dated as of September 16, 2008, as further amended by the Fourth Amendment to the Management Agreement, dated as of October 23, 2006, as further amended by the Fifth Amendment to the Management Agreement, dated as of October 23, 2006, as further amended by the Sixth Amendment to the Management Agreement, dated as of July, 8, 2009, as further amended by the Seventh Amendment to the Management Agreement, dated as of July 17, 2009, as further amended by the Eighth Amendment to the Management Agreement, dated as of September 18, 2009, as further amended by the Ninth Amendment to the Management Agreement, dated as of November 19, 2009, as further amended by the Tenth Amendment to the Management Agreement, dated as of February 22, 2010, and as further amended by the Eleventh Amendment to Management Agreement, dated as of April 30, 2010 (collectively, the “Agreement”) is made and entered into as of the 9th day of June, 2010, by and among AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation (the “Company”), AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “OP”, and together with the Company, the “Owner”), and those certain Delaware limited liability companies listed on Schedule 1 attached hereto (the “Walgreens Byram Owner”) and AMERICAN REALTY CAPITAL PROPERTIES, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the OP was organized to acquire, own, operate, lease and manage real estate properties on behalf of the Company;

WHEREAS, the 2010 Owners are each a subsidiary of the OP and each was organized to acquire, own, operate, lease and manage the respective real estate property, identified in Exhibit A hereto, on behalf of the OP (the “Walgreens Byram Property”);

WHEREAS, the Company intends to continue to raise money from the sale of its common stock to be used, net of payment of certain offering costs and expenses, for investment in the acquisition or rehabilitation of income-producing real estate to be acquired and held by the Company, by the OP or by the Subsidiary Owners on behalf of the Company; and

WHEREAS, Owner and the Subsidiary Owners wish to retain Manager to manage and coordinate the leasing of the real estate properties acquired by Owner and the Subsidiary Owners, and the Manager wishes to be so retained, all under the terms and conditions set forth in this Eleventh Amendment and the Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.	Section 1.11 will be replaced in its entirety with the following:

“Properties means all real estate properties owned by Owner or the Subsidiary Owners, and all tracts as yet unspecified but to be acquired by Owner or the Subsidiary Owners containing income-producing Improvements or on which Owner or the Subsidiary Owners will rehabilitate income-producing Improvements, the Rockland Properties, the National City Property, the Pompano Property, the PNC Property, the FedEx Property, the Walgreen’s Sealy Property, the CVS 10 Property, the CVS 15 Property, the JIB 4 Property, the 2010 Properties, and the Walgreens Byram Property.  Properties shall be classified under four categories, residential, retail, industrial and office properties.”

2.	Section 1.13 will be amended to add the following at the end thereof:

“Subsidiary Owners” means, collectively, ARC ROCK17MA LLC, a Delaware limited liability company (the “Rockland Owner”), ARC WBPCFL0001, LLC,  a Delaware limited liability company (the “National City Owner”), ARC WBPBFL0001, LLC,  a Delaware limited liability company (the “Pompano Owner”), ARC PANJOH54 LLC, a Delaware limited liability company (the “PNC1 Owner”), ARC PA-QRS Trust, a Virginia business trust (the “PNC2 Owner”), ARC FEHOUTX 001 LLC, a Delaware limited liability company (the “FedEx Owner”), ARC WGSEATX001, LLC, a Delaware limited liability company (the “Walgreen’s Sealy Owner”), the CVS 10 Owners, the CVS 15 Owners, the JIB 4 Owners, the 2010 Owners and those certain Delaware limited liability companies listed on Schedule 1 attached to the Twelfth Amendment (the “Walgreens Byram Owners”).

3.            With respect to the Walgreens Byram Property alone, all references to Owner herein shall be deemed to include the Walgreens Byram Owner.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN REALTY CAPITAL TRUST, INC.

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

AMERICAN REALTY CAPITAL
OPERATING PARTNERSHIP, L.P.

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

AMERICAN REALTY CAPITAL PROPERTIES,
LLC

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC WGBYRMS001, LLC

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

Signature page to Twelfth Amendment to Management Agreement

SCHEDULE 1

List of Walgreens Byram Owner

ARC WGBYRMS001, LLC

EXHIBIT A

List of Properties

Property No.	Address	City	State	Owner
1.	5780 Terry Road	Byram	MS	ARC WGBYRMS001, LLC